Exhibit 10.6(j)
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS
BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE
REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 10
to the A320 Family Aircraft Purchase Agreement
Dated as of October 19, 2011
Between
AIRBUS S.A.S.
And
JETBLUE AIRWAYS CORPORATION
This Amendment No. 10 (hereinafter referred to as the “Amendment”) is entered into as of July 7,
2018 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and
JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101
(formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the
“Buyer”).
WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of
October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.
WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the rescheduling of certain Aircraft, the type conversion of certain Aircraft, [***].
NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED
AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms
“herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.
Exhibit 10.6(j)
1DEFINITIONS

0.1	Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”.
QUOTE
2018 Converted A321 NEO Aircraft – any or all of the twenty-five (25) A321-200 NEO model aircraft, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 NEO Propulsion System installed thereon.
2018 Converted A321 NEO Airframe - any 2018 Converted A321 NEO Aircraft, excluding the A321
NEO Propulsion System therefor.
Base Price of the 2018 Converted A321 NEO Airframe – as defined in Paragraph 5 herein.
UNQUOTE

1	[*** ]

1.1	[*** ]

1.2	The Buyer wishes to [***] convert each of the remaining twenty-five (25) A320 NEO Aircraft into 2018 Converted A321 NEO Aircraft.

1.3	The Buyer and the Seller agree to reschedule nine (9) A321 NEO Aircraft or Additional A321 NEO Aircraft, as applicable, and as detailed in Clause 2 below.
2    DELIVERY
Exhibit 10.6(j)

2.1
[***], the Buyer and the Seller hereby agree to irrevocably convert twenty-five (25) A320
NEO Aircraft identified in Amended and Restated Schedule 1 with CACiD numbers 402 142,
402 143, 402 144, 402 145, 402 146, 402 147, 402 148, 402 149, 402 150, 402 151, 402 152,
402 153, 402 154, 402 155, 402 156, 402 157, 402 158, 402 159, 402 160, 402 161, 402 162,
402 163, 402 164, 402 165 and 402 166 to twenty-five (25) 2018 Converted A321 NEO
Aircraft as detailed in the following table. It is hereby agreed that unless otherwise expressly agreed herein, all terms and conditions governing the sale and purchase of A321
NEO Aircraft under the Agreement will apply to the 2018 Converted A321 NEO Aircraft.

Original aircraft type	New aircraft type	CACiD	Original Scheduled Delivery Period	New Scheduled Delivery Period
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 142	[***]-20	[***]-20
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 143	[***]-20	[***]-20
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 144	[***] 2020	[***] 2020
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 145	[***] 2020	[***] 2020
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 146	[***] 2020	[***] 2020
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 147	[***] 2020	[***] 2020
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 148	[***] 2022	[***] 2024
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 149	[***] 2022	[***] 2022
A320 NEO Aircraft	2018Converted A321 NEO Aircraft	402 150	[***] 2022	[***] 2022
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 151	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 152	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 153	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 154	[***] 2021	[***] 2021
Exhibit 10.6(j)

A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 155	[***] 2021	[***] 2020
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 156	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 157	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 158	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 159	[***] 2021	[***] 2024
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 160	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 161	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 162	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 163	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 164	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 165	[***] 2021	[***] 2021
A320 NEO Aircraft	2018 Converted A321 NEO Aircraft	402 166	[***] 2021	[***] 2021

2.2	The Scheduled Delivery Period for the Additional A321 NEO Aircraft bearing CACiD number 10054128 is hereby amended from the [***].

2.3	The Scheduled Delivery Period for the Additional A321 NEO Aircraft bearing CACiD number 10054129 is hereby amended from the [***].

2.4	The Scheduled Delivery Period for the Additional A321 NEO Aircraft bearing CACiD number 10054131 is hereby amended from the [***].
Exhibit 10.6(j)

2.5	The Scheduled Delivery Period for the Additional A321 NEO Aircraft bearing CACiD number 10054132is hereby amended from the [***].

2.6	The Scheduled Delivery Period for the Additional A321 NEO Aircraft bearing CACiD number 10054133 is hereby amended from the [***].

2.7	The Scheduled Delivery Period for the Additional A321 NEO Aircraft bearing CACiD number 10054134 is hereby amended from the [***].

2.8	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

2.9
It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling and conversion set forth in Clauses 2.1 to 2.8 above without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling or conversion, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the
Seller’s gross negligence or willful misconduct.

2.10
The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling and conversion set out in Clauses 2.1 to 2.8 above and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller in the event that the
Buyer fails to perform its obligations as set out under this Clause 2.11 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the
Seller’s gross negligence or willful misconduct.

Exhibit 10.6(j)

2.11	Any and all Predelivery Payments [***] described in Clauses 2.1 to 2.8 herein [***].
3    COMMERCIAL TERMS

3.1	The Base Price of the 2018 Converted A321 NEO Airframe [***].

3.2	The Predelivery Payments for the 2018 Converted A321 NEO Aircraft [***].

3.3	[***] .

3.4	The Buyer hereby confirms that it [***].

3.5	[***] .
4     OTHER AMENDMENTS

4.1	The Amended and Restated Letter Agreement No. 1 to the Agreement is hereby replaced in its entirety by the Amended and Restated Letter Agreement No. 1 dated as of the date hereof.

4.2	The Amended and Restated Letter Agreement No. 2 to the Agreement is hereby replaced in its entirety by the Amended and Restated Letter Agreement No. 2 dated as of the date hereof.
Exhibit 10.6(j)

4.3	The Amended and Restated Letter Agreement No. 3 to the Agreement is hereby replaced in its entirety by the Amended and Restated Letter Agreement No. 3 dated as of the date hereof.

5	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This
Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this
Amendment.
Both parties agree that this Amendment will constitute an integral, nonseverable part of the
Agreement and will be governed by its provisions, except that if the Agreement and this
Amendment have specific provisions that are inconsistent, the specific provisions contained in this
Amendment will govern.
This Amendment will become effective upon its execution.

6	CONFIDENTIALIT Y
This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the
Agreement.

7	ASSIGNMEN T
Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 7 will be void and of no force or effect.

8	COUNTERPART S
Exhibit 10.6(j)
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9	INTERPRETATION AND LAW
This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the
Agreement.
IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.
JETBLUE AIRWAYS CORPORATION     AIRBUS S.A.S.
By: _/s/ Steve Priest_________________ By: _/s/ Christophe Mourey_

Its: _Chief Financial Officer___________ Its: Senior Vice President Contracts
Exhibit 10.6(j)
APPENDIX 1
AMENDED AND RESTATED SCHEDULE 1

36	10002752	157	Incremental A321 Aircraft	[***]	2015
37	159 911	158	A321 Backlog Aircraft	[***]	2016
38	159 912	159	A321 Backlog Aircraft	[***]	2016
39	159 917	160	A321 Backlog Aircraft	[***]	2016
40	159 918	161	A321 Backlog Aircraft	[***]	2016
41	159 926	162	A321 Backlog Aircraft	[***]	2016
42	159 927	163	A321 Backlog Aircraft	[***]	2016
43	159 928	164	A321 Backlog Aircraft	[***]	2016
44	159 952	165	A321 Backlog Aircraft	[***]	2016
45	159 953	166	A321 Backlog Aircraft	[***]	2016
46	159 934	167	A321 Backlog Aircraft	[***]	2016
47	159 922	168	Converted A321 Backlog Aircraft	[***]	2017
48	159 954	169	Converted A321 Backlog Aircraft	[***]	2017
49	159 955	170	Converted A321 Backlog Aircraft	[***]	2017
50	159 921	171	Converted A321 Backlog Aircraft	[***]	2017
51	104 440	172	Converted A321 Backlog Aircraft	[***]	2017
52	104 442	173	Converted A321 Backlog Aircraft	[***]	2017
53	10054088	249	Additional A321 Aircraft	[***]	2017
54	159 909	174	Converted A321 Backlog Aircraft	[***]	2017
55	10054089	250	Additional A321 Aircraft	[***]	2017
56	10002770	175	Incremental A321 Aircraft	[***]	2017
57	10054090	251	Additional A321 Aircraft	[***]	2017
58	10002771	176	Incremental A321 Aircraft	[***]	2017
59	10054091	252	Additional A321 Aircraft	[***]	2017
60	10002772	177	Incremental A321 Aircraft	[***]	2017
61	10054092	253	Additional A321 Aircraft	[***]	2017
62	159 910	178	Converted A321 Backlog Aircraft	[***]	2018
63	10054093	254	Additional A321 Aircraft	[***]	2018
64	10054100	261	Additional A321 Aircraft	[***]	2018
65	10054101	262	Additional A321 Aircraft	[***]	2018
66	10054102	263	Additional A321 Aircraft	[***]	2018
67	10054097	258	Additional A321 Aircraft	[***]	2018
68	10054098	259	Additional A321 Aircraft	[***]	2018
Exhibit 10.6(j)

69	10054094	255	Additional A321 Aircraft	[***]	2018
70	10054099	260	Additional A321 Aircraft	[***]	2018
71	10054095	256	Additional A321 Aircraft	[***]	2018
72	10054096	257	Additional A321 Aircraft	[***]	2018
73	402 137	185	Converted A321 NEO Aircraft	[***]	2019
74	402 135	182	Converted A321 NEO Aircraft	[***]	2019

75	402 136	183	Converted A321 NEO Aircraft	[***]	2019
76	402 134	181	Converted A321 NEO Aircraft	[***]	2019
77	402 141	189	Converted A321 NEO Aircraft	[***]	2019
78	10002782	193	Incremental A321 NEO Aircraft	[***]	2019
79	10002783	194	Incremental A321 NEO Aircraft	[***]	2019
80	10002784	195	Incremental A321 NEO Aircraft	[***]	2019
81	10002786	197	Incremental A321 NEO Aircraft	[***]	2019
82	10002787	198	Incremental A321 NEO Aircraft	[***]	2019
83	10002781	192	Incremental A321 NEO Aircraft	[***]	2019
84	10002788	199	Incremental A321 NEO Aircraft	[***]	2019
85	10002780	191	Incremental A321 NEO Aircraft	[***]	2019
86	10002756	200	A321 NEO Aircraft	[***]	2020
87	10002760	201	A321 NEO Aircraft	[***]	2020
88	10002764	202	A321 NEO Aircraft	[***]	2020
89	10054124	264	Additional A321 NEO Aircraft	[***]	2020
90	10002792	206	Incremental A321 NEO Aircraft	[***]	2020
91	402 155	219	2018 Converted A321 NEO Aircraft	[***]	2020
92	10054128	268	Additional A321 NEO Aircraft	[***]	2020
93	402 142	209	2018 Converted A321 NEO Aircraft	[***]	2020
94	402 143	210	2018 Converted A321 NEO Aircraft	[***]	2020
95	10054125	265	Additional A321 NEO Aircraft	[***]	2020
96	402 144	211	2018 Converted A321 NEO Aircraft	[***]	2020
97	402 145	212	2018 Converted A321 NEO Aircraft	[***]	2020
Exhibit 10.6(j)

98	402 146	213	2018 Converted A321 NEO Aircraft	[***]	2020
99	402 147	214	2018 Converted A321 NEO Aircraft	[***]	2020
100	10054126	266	Additional A321 NEO Aircraft	[***]	2020
101	402 151	215	2018 Converted A321 NEO Aircraft	[***]	2021
102	402 152	216	2018 Converted A321 NEO Aircraft	[***]	2021
103	402 153	217	2018 Converted A321 NEO Aircraft	[***]	2021
104	402 154	218	2018 Converted A321 NEO Aircraft	[***]	2021
105	10054127	267	Additional A321 NEO Aircraft	[***]	2021
106	402 156	220	2018 Converted A321 NEO Aircraft	[***]	2021
107	402 157	221	2018 Converted A321 NEO Aircraft	[***]	2021
108	402 158	222	2018 Converted A321 NEO Aircraft	[***]	2021
109	402 160	224	2018 Converted A321 NEO Aircraft	[***]	2021
110	402 161	225	2018 Converted A321 NEO Aircraft	[***]	2021
111	402 162	226	2018 Converted A321 NEO Aircraft	[***]	2021
112	402 163	227	2018 Converted A321 NEO Aircraft	[***]	2021
113	402 164	228	2018 Converted A321 NEO Aircraft	[***]	2021

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/ Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	[***]	2014
17	159 940	138	A321 Backlog Aircraft	[***]	2014
18	159 941	139	A321 Backlog Aircraft	[***]	2014
19	159 944	140	A321 Backlog Aircraft	[***]	2014
20	159 945	141	A321 Backlog Aircraft	[***]	2014
21	159 946	142	A321 Backlog Aircraft	[***]	2014
22	159 947	143	A321 Backlog Aircraft	[***]	2014
23	159 948	144	A321 Backlog Aircraft	[***]	2014
24	159 949	145	A321 Backlog Aircraft	[***]	2014
25	159 956	146	A321 Backlog Aircraft	[***]	2015
26	159 957	147	A321 Backlog Aircraft	[***]	2015
27	159 958	148	A321 Backlog Aircraft	[***]	2015
28	159 959	149	A321 Backlog Aircraft	[***]	2015
29	159 929	150	A321 Backlog Aircraft	[***]	2015
30	159 930	151	A321 Backlog Aircraft	[***]	2015
31	159 931	152	A321 Backlog Aircraft	[***]	2015
32	159 932	153	A321 Backlog Aircraft	[***]	2015
33	159 933	154	A321 Backlog Aircraft	[***]	2015
34	10002716	155	Incremental A321 Aircraft	[***]	2015
35	159 920	156	A321 Backlog Aircraft	[***]	2015
Exhibit 10.6(j)

114	402 165	229	2018 Converted A321 NEO Aircraft	[***]	2021
115	402 166	230	2018 Converted A321 NEO Aircraft	[***]	2021
116	10054130	270	Additional A321 NEO Aircraft	[***]	2021
117	402 149	232	2018 Converted A321 NEO Aircraft	[***]	2022
118	402 150	233	2018 Converted A321 NEO Aircraft	[***]	2022
119	10002765	234	A321 NEO Aircraft	[***]	2022
120	10002769	238	A321 NEO Aircraft	[***]	2022
121	10002766	235	A321 NEO Aircraft	[***]	2022
122	10002767	236	A321 NEO Aircraft	[***]	2022
123	10002768	237	A321 NEO Aircraft	[***]	2022
124	10002773	239	A321 NEO Aircraft	[***]	2022
125	10002774	240	A321 NEO Aircraft	[***]	2022
126	402 127	241	A321 NEO Aircraft	[***]	2022
127	402 128	242	A321 NEO Aircraft	[***]	2022
128	402 129	243	A321 NEO Aircraft	[***]	2022
129	402 130	244	A321 NEO Aircraft	[***]	2022
130	402 131	245	A321 NEO Aircraft	[***]	2022
131	10002775	246	Incremental A321 NEO Aircraft	[***]	2022
132	10002776	247	Incremental A321 NEO Aircraft	[***]	2023
133	10054135	275	Additional A321 NEO Aircraft	[***]	2023
134	402 138	186	Converted A321 NEO Aircraft	[***]	2023
135	10002778	184	Incremental A321 NEO Aircraft	[***]	2023
136	402 132	179	Converted A321 NEO Aircraft	[***]	2023
137	10054136	276	Additional A321 NEO Aircraft	[***]	2023
138	402 133	180	Converted A321 NEO Aircraft	[***]	2023
139	10002777	248	Incremental A321 NEO Aircraft	[***]	2023
140	10054137	277	Additional A321 NEO Aircraft	[***]	2023
141	10002779	190	Incremental A321 NEO Aircraft	[***]	2023
142	402 140	188	Converted A321 NEO Aircraft	[***]	2023
143	10002785	196	Incremental A321 NEO Aircraft	[***]	2023
144	10054138	278	Additional A321 NEO Aircraft	[***]	2023
145	402 139	187	Converted A321 NEO Aircraft	[***]	2023
Exhibit 10.6(j)

146	10002789	203	Incremental A321 NEO Aircraft	[***]	2024
147	10002790	204	Incremental A321 NEO Aircraft	[***]	2024
148	402 148	231	2018 Converted A321 NEO Aircraft	[***]	2024
149	10054131	271	Additional A321 NEO Aircraft	[***]	2024
150	402 159	223	2018 Converted A321 NEO Aircraft	[***]	2024
151	10002791	205	Incremental A321 NEO Aircraft	[***]	2024
152	10002793	207	Incremental A321 NEO Aircraft	[***]	2024

153	10054129	269	Additional A321 NEO Aircraft	[***]	2024
154	10054132	272	Additional A321 NEO Aircraft	[***]	2024
155	10054133	273	Additional A321 NEO Aircraft	[***]	2024
156	10054134	274	Additional A321 NEO Aircraft	[***]	2024
157	10002794	208	Incremental A321 NEO Aircraft	[***]	2024
AMENDED AND RESTATED
LETTER AGREEMENT NO. 1
As of July 7, 2018
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: PURCHASE INCENTIVES
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an
A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and
Exhibit 10.6(j)
amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013,
Amendment No. 2 dated as of November 19, 2014, Amendments No. 3 and No. 4 dated as of July
26, 2016, Amendment No. 5 dated as of August 9, 2016, Amendment No. 6 dated as of April 11,
2017, Amendment No. 7 dated as of April 25, 2017, Amendment No. 8 dated as of December 19,
2017, Amendment No. 9 dated as of March 30, 2018 and Amendment No. 10 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said
Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter
Agreement No. 1 (this “Letter Agreement”, or “Letter Agreement No. 1”, or “Amended and
Restated Letter Agreement No. 1”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and
“hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said
Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the
Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No.
1 to the Agreement dated as of July 26, 2016, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED
AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:
1    INTENTIONALLY LEFT BLANK
2    [***] AIRCRAFT (Excluding Group 1 A320 Aircraft)

2.1
In respect of each [***] Aircraft (excluding Group 1 A320 Aircraft) that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits
(collectively, the “[***] Aircraft Credit Memoranda”):

[***]
Exhibit 10.6(j)

2.2
The [***] Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320
Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision
Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

2.3
The [***] Aircraft Credit Memoranda will be [***] of each [***] Aircraft that is sold by the
Seller and purchased by the Buyer. The A320 Backlog Aircraft Credit Memoranda will be
[***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 Backlog Aircraft, the [***] Aircraft Credit Memoranda will be [***] of the [***]
Aircraft.

3  [***] AIRCRAFT and CONVERTED [***] AIRCRAFT

3.1
In respect of each [***] Aircraft and each Converted [***] Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits
(collectively, the “[***] Aircraft Credit Memoranda”):

[***]

3.2
The [***] Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320
Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision
Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

3.3
The [***] Aircraft Credit Memoranda will [***] of each [***] Aircraft and each Converted
[***] Aircraft that is sold by the Seller and purchased by the Buyer. The [***] Aircraft Credit
Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least
[***] before Delivery of an [***] Aircraft or Converted [***] Aircraft, the [***] Aircraft Credit
Memoranda will be [***] of the [***] Aircraft or the Final Price of the Converted [***]
Aircraft, as applicable.

4    A319 NEO AIRCRAFT

4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A319 NEO Aircraft Credit Memoranda”):
Exhibit 10.6(j)
[***]

4.2
The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price
Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

4.3
The A319 NEO Aircraft Credit Memoranda will be [***] of each A319 NEO Aircraft. The A319
NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A319 NEO Aircraft, the A319 NEO Aircraft Credit
Memoranda will be [***] of the A319 NEO Aircraft.

4.4	[***] .
5    A320 NEO AIRCRAFT

5.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 NEO Aircraft Credit Memoranda”):
[***]

5.2
The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price
Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

5.3
The A320 NEO Aircraft Credit Memoranda will be [***] of each A320 NEO Aircraft. The A320
NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 NEO Aircraft, the A320 NEO Aircraft Credit
Memoranda will be [***] of the A320 NEO Aircraft.

5.4	[***] .
Exhibit 10.6(j)

6	A321 NEO AIRCRAFT, CONVERTED A321 NEO AIRCRAFT AND INCREMENTAL A321 NEO AIRCRAFT

6.1
In respect of each A321 NEO Aircraft, Converted A321 NEO Aircraft and each Incremental
A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the
“A321 NEO Aircraft Credit Memoranda”):

[***]

6.2
The A321 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price
Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

6.3
The A321 NEO Credit Memoranda will be [***] of each A321 NEO Aircraft, each Converted
A321 NEO Aircraft, and each Incremental A321 NEO Aircraft. The A321 NEO Credit
Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least
[***] before Delivery of the relevant Aircraft, the A321 NEO Aircraft Credit Memoranda will be [***] of such Aircraft.

7    GROUP 1 A320 AIRCRAFT

7.1	In respect of each Group 1 A320 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “Group 1 Aircraft Credit Memoranda”):
[***]

7.2
The Group 1 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the
A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price
Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

Exhibit 10.6(j)

7.3
The Group 1 Aircraft Credit Memoranda will be [***] of each Group 1 A320 Aircraft that is sold by the Seller and purchased by the Buyer. The Group 1 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before
Delivery of a Group 1 A320 Aircraft, the Group 1 Aircraft Credit Memoranda will be [***] of the Group 1 A320 Aircraft.

8	INCREMENTAL A321 AIRCRAFT

8.1
In respect of each Incremental A321 Aircraft that is sold by the Seller and purchased by the
Buyer, the Seller will provide to the Buyer the following credits (collectively, the
“Incremental A321 Aircraft Credit Memoranda”):

[***]

8.2
The Incremental A321 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter
Agreement.

8.3
The Incremental A321 Aircraft Credit Memoranda will be [***] of each Incremental A321
Aircraft that is sold by the Seller and purchased by the Buyer. The Incremental A321 Aircraft
Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an Incremental A321 Aircraft, the Incremental A321 Aircraft
Credit Memoranda will be [***] of the Incremental A321 Aircraft.

9	[*** ]
9.1 [***]
Exhibit 10.6(j)

9.1.1	[*** ]

10	ADDITIONAL A321 AIRCRAFT

10.1
In respect of each Additional A321 Aircraft that is sold by the Seller and purchased by the
Buyer, the Seller will provide to the Buyer the following credits (collectively, the “Additional
A321 Aircraft Credit Memoranda”):

[***]

10.2
The Additional A321 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller
Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter Agreement.

10.3
The Additional A321 Aircraft Credit Memoranda will be [***] of each Additional A321
Aircraft that is sold by the Seller and purchased by the Buyer. The Additional A321 Aircraft
Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an Additional A321 Aircraft, the Additional A321 Aircraft Credit
Memoranda will be [***] of the Additional A321 Aircraft.

11	ADDITIONAL A321 NEO AIRCRAFT [***]

11.1
In respect of each Additional A321 NEO Aircraft [***] that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits
(collectively, the “Additional A321 NEO Aircraft Credit Memoranda”):

[***]
Exhibit 10.6(j)

11.2
The Additional A321 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter
Agreement.

11.3
The Additional A321 NEO Credit Memoranda will be [***] of each Additional A321 NEO
Aircraft [***], as applicable. The Additional A321 NEO Credit Memoranda will be [***].
Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the Additional A321 NEO Aircraft Credit Memoranda will be [***] of such
Aircraft.

12	CONVERTED A321 LR AIRCRAFT

12.1
In respect of each Converted A321 LR Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the
“Converted A321 LR Aircraft Credit Memoranda”):

[***]

12.2
The Converted A321 LR Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period ([***]) and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 9 of this Letter
Agreement.

12.3
The Converted A321 LR Aircraft Credit Memoranda will be [***] of each Converted A321 LR
Aircraft. The Converted A321 LR Credit Memoranda will be [***]. Unless the Buyer gives the
Seller notice to the contrary at least [***] before Delivery of the relevant Aircraft, the
Converted A321 LR Credit Memoranda will be [***] of such Aircraft.

Exhibit 10.6(j)

12.4
The Seller shall grant the Buyer for each Converted A321 LR Aircraft a goods and services credit memorandum to support the Converted A321 LR Aircraft entry into service (the “A321
LR G+S Credit Memorandum”) amounting to:

[***]
The A321 LR G+S Credit Memorandum shall be issued [***]
The A321 LR G+S Credit Memorandum is quoted at delivery conditions prevailing in the A320 Family
Base Period ([***]) and [***] in accordance with Paragraph 9 of this Letter Agreement.
[***]

28	ADMINISTRATION OF CREDITS
[***]
The above amounts are stated at delivery conditions prevailing in [***] and will be adjusted to the date of the respective availability in accordance with the Seller Price Revision Formula, [***].
[***]

3 0	ASSIGNMEN T
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter
Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 30 will be void and of no force or effect.
31    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

32	COUNTERPART S
Exhibit 10.6(j)
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
By: /s/Cristophe Mourey
Its: Senior Vice President Contracts
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION
By: /s/ Steve Priest
Its: Chief Financial Officer
Exhibit 10.6(j)
AMENDED AND RESTATED
LETTER AGREEMENT NO. 2
As of July 7, 2018
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: PAYMENTS
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an
A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated October 25, 2013,
Amendments No. 3 and No. 4 dated as of July 26, 2016, Amendment No. 5 dated as of August 9,
2016, Amendment No. 6 dated as of April 11, 2017, Amendment No. 7 dated as of April 25, 2017,
Amendment No. 8 dated as of December 19, 2017, Amendment No. 9 dated as of March 30, 2018 and Amendment No. 10 dated as of even date herewith the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”, or “Letter
Agreement No. 2”, or “Amended and Restated Letter Agreement No. 2”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter
Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said
Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the
Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No.
2 to the Agreement dated as of July 26, 2016, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED
AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:
Exhibit 10.6(j)

1	PREDELIVERY PAYMENTS

1.1
For each [***] Aircraft (excluding all Incremental A321 Aircraft and all Converted [***] Aircraft),
Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses
5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2	The Predelivery Payment Reference Price for a [***] Aircraft to be delivered in [***] is determined in accordance with the following formula:
[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this
Agreement.
UNQUOTE
Exhibit 10.6(j)

1.2
For each NEO Aircraft (excluding all Incremental A321 NEO Aircraft, all Converted A321
NEO Aircraft, all Additional A321 NEO Aircraft, all [***], all A321 LR Aircraft [***]), Clauses
5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE
5.3.2    The Predelivery Payment Reference Price for a NEO Aircraft to be delivered in [***] is determined in accordance with the following formula:
[***]
5.3.3    Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this
Agreement.
UNQUOTE

1.3
For each Incremental A321 Aircraft and each Converted [***] Aircraft, Clauses 5.3.2 and
5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE
Exhibit 10.6(j)

5.3.2	The Predelivery Payment Reference Price for an Incremental A321 Aircraft or a Converted [***] Aircraft to be delivered in [***] is determined in accordance with the following formula:
[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this
Agreement.
UNQUOTE

1.4
For each Incremental A321 NEO Aircraft and each Converted A321 NEO Aircraft, Clauses
5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE
5.3.2    The Predelivery Payment Reference Price for an Incremental A321 NEO Aircraft or a
Converted A321 NEO Aircraft to be delivered in [***] is determined in accordance with the following formula:
[***]
Exhibit 10.6(j)
5.3.3    Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this
Agreement.
UNQUOTE

1.5	For each Additional A321 Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:
QUOTE
[***]

5.3.2	The Predelivery Payment Reference Price for an Additional A321 Aircraft to be delivered in [***] is determined in accordance with the following formula:
[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Exhibit 10.6(j)

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
4th Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of Amendment No. 4 to the Agreement, such Predelivery Payments shall be made within one (1) Business Day of signature of Amendment No. 4 to the Agreement.
UNQUOTE

1.6	For each Additional A321 NEO Aircraft [***], Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:
QUOTE
[***]
5.3.2    The Predelivery Payment Reference Price for an Additional A321 NEO Aircraft [***], as
applicable, to be delivered in [***] is determined in accordance with the following formula:
[***]
5.3.3    Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
Exhibit 10.6(j)

3rd Payment	[***]	[***]
4th Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of Amendment No. 4 to the Agreement [***], such Predelivery Payments shall be made within one (1) Business Day of signature of Amendment No. 4 to the Agreement [***].
UNQUOTE

1.7	[***] for each such Converted A321 LR Aircraft Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:
QUOTE
5.3.2    The Predelivery Payment Reference Price for an A321 LR Aircraft to be delivered in [***] is determined in accordance with the following formula:
[***]

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]
2nd Payment	[***]	[***]
3rd Payment	[***]	[***]
4th Payment	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]
In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of [***], such Predelivery Payments shall be made within one (1) Business Day of signature of [***].
UNQUOTE
Exhibit 10.6(j)

1.8	[*** ]

2.	PDP DEFERRAL
Clause 5.3.5 with the following quoted text is added to the Agreement:
QUOTE

5.3.5	[*** ]
[***]
As used herein:
(i)    [***]
(ii)    "Business Day" shall mean any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York, or London, England and

(iii)    [***]
UNQUOTE
3    [***]
The Buyer and the Seller acknowledge that the Buyer [***] in accordance with the terms and conditions set forth in Paragraph 2 of this Letter Agreement.

4	ASSIGNMEN T
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter
Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred
Exhibit 10.6(j)
in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALIT Y
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPART S
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
By: /s/ Christophe Mourey
Its: Senior Vice President Contracts
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION
By: /s/ Steve Priest
Its: Chief Financial Officer
Exhibit 10.6(j)
AMENDED AND RESTATED
LETTER AGREEMENT NO. 3
As of July 7, 2018
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Re: [***]
Dear Ladies and Gentlemen,
JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an
A320 Family Aircraft Purchase Agreement dated as of October 19, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, including without limitation by Amendment No. 1 dated as of October 25, 2013,
Amendment No. 2 dated as of November 19, 2014, Amendments No.3 and No. 4 dated as of July
26, 2016, Amendment No. 5 dated as of August 9, 2016, Amendment No. 6 dated as of April 11,
2017, Amendment No. 7 dated as of April 25, 2017, Amendment No. 8 dated as of December 19,
2017, Amendment No. 9 dated as of March 30, 2018 and Amendment No. 10 dated as of even date herewith (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said
Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter
Agreement No. 3 (this “Letter Agreement” , or “Letter Agreement No. 3”, or “Amended and
Restated Letter Agreement No. 3”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and
“hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said
Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the
Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into Amended and Restated Letter Agreement No.
3 to the Agreement dated as of July 26, 2016, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.
NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED
AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:
1    DEFINITIONS
Exhibit 10.6(j)
Clause 0 to the Agreement is amended to [***] modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE
[***] Aircraft – any or all of the remaining thirty (30), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this
Agreement as A321-200 model aircraft, and [***] pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant
A321 Propulsion System installed thereon.
A321 LR Aircraft – an A321-200NX type aircraft together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 LR Propulsion System installed thereon upon Delivery.
A321 LR Airframe – an A321 LR Aircraft, excluding A321 LR Propulsion System therefor.
A321 LR Propulsion System – as defined in Clause 2.3.8, as set forth in Paragraph 3.4 of Letter
Agreement No. 3.
A321 NEO Aircraft – any or all of the A321 aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 NEO Propulsion System installed thereon upon Delivery. For the sake of clarity, A321
NEO Aircraft includes the [***], the Incremental A321 NEO Aircraft, the Additional A321 NEO
Aircraft and [***].
A321 NEO Airframe – an A321 NEO Aircraft, excluding the A321 NEO Propulsion System therefor.
A321 NEO Propulsion System – as defined in Clause 2.3.4, as set forth in Paragraph 3.2 of Letter
Agreement No. 3.
[***]
Additional Aircraft – any and all of the Additional A321 Aircraft, Additional A321 NEO Aircraft, [***].
Aircraft – individually or collectively, the Group 1 A320 Aircraft, the [***] Aircraft, the A320 NEO
Aircraft, the [***] Aircraft, the A321 NEO Aircraft, [***], the Incremental A321 Aircraft, the Additional
A321 Aircraft, the Incremental A321 NEO Aircraft, the Additional A321 NEO Aircraft, [***], the A321
LR Aircraft [***], as applicable.
Airframe – as applicable, the A320 Airframe, A320 NEO Airframe, the A321 Airframe, the A321 NEO
Airframe, the A321 LR Airframe [***].
[***] Aircraft – the [***] Aircraft and the [***] Aircraft.
Exhibit 10.6(j)
Base Price of the Airframe – the Base Price of the [***] Airframe, the Base Price of A320 NEO
Airframe, the Base Price of the [***] Airframe, the Base Price of the A321 NEO Airframe, the Base
Price of the Group 1 A320 Airframe, the Base Price of the Incremental A321 Airframe, the Base Price
of the Incremental A321 NEO Airframe, [***] the Base Price of the Additional A321 Airframe, the
Base Price of the Additional A321 NEO Airframe, [***] the Base Price of the A321 LR Airframe [***],
as applicable.
Base Price of the A321 LR Airframe – as defined in Paragraph 4 herein.
[***]
Base Price of the Group 1 A320 Airframe – as defined in Paragraph 4 herein.
[***]
CFM LEAP Propulsion System – the CFM LEAP-1A24 Propulsion System, the CFM LEAP-1A26
Propulsion Systems and the CFM LEAP-1A32 Propulsion System, as applicable.
[***]
IAE LLC Propulsion System – the PW1124G-JM Propulsion System, the PW1127G-JM Propulsion
System and the PW1133G-JM Propulsion System, as applicable.
IAE Propulsion System – the IAE V2524-A5 Propulsion System, the IAE V2527-A5 Propulsion
System and the IAE V2533-A5 Propulsion System, as applicable.
NEO Aircraft – an A320 NEO Aircraft, an A321 NEO Aircraft, an A321 LR Aircraft [***], as applicable.
NEO Propulsion System –the A320 NEO Propulsion System, the A321 NEO Propulsion System, the
A321 LR Propulsion System [***], as applicable.
Standard Specification – the A320 NEO Standard Specification, the A321 Standard Specification,
the A321 NEO Standard Specification, [***], as applicable.
UNQUOTE

2	[*** ]

2.1	INTENTIONALLY LEFT BLANK
2.2    [***]
Exhibit 10.6(j)
2.3    Aircraft Specification

2.3.1	Intentionally Left Blank
2.3.2    Intentionally Left Blank

2.3.3
The A321 NEO Aircraft SCN List, as set forth in Appendix 4 to this Letter Agreement, is hereby incorporated into the Agreement and shall also apply to the Incremental A321 NEO
Aircraft, Additional A321 NEO Aircraft [***].

2.3.4	The A321 LR Aircraft SCN List, as set forth in Appendix 5 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.5	[*** ]

2.3.7	Clause 2.1.2(iv) is hereby added to the Agreement to read as set forth in the following quoted text:
QUOTE
2.1.2 (iv) The A321 LR Aircraft, will be manufactured in accordance with the A321 NEO Standard
Specification as may already have been modified or varied at the date of this Agreement by the
Specification Change Notices listed in Appendix 5 to Letter Agreement No. 3, which includes the following design weights: a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons as well as [***] ACTs.
UNQUOTE

2.3.7	Intentionally left blank
Exhibit 10.6(j)
3    PROPULSION SYSTEMS
3.1    Clause 2.3.2 is deleted in its entirety and replaced with the following quoted texted:
QUOTE

2.3.2
The A320 NEO Airframe will be equipped with either a set of two (2) (i) CFMI
LEAP-1A26 engines with an AET of 26,600 lbf or (ii) PW1127G-JM engines with an
AET of 26,800 lbf (each, the “A320 NEO Propulsion System”).

UNQUOTE
3.2    New Clauses 2.3.4, 2.3.5 and 2.3.6 are inserted into the Agreement as set forth in the
following     quoted text:
QUOTE

2.3.4
The A321 NEO Airframe will be equipped with either a set of two (2) (i) CFM
LEAP-1A32 engines with an AET of 32,100 lbf or (ii) PW1133G-JM engines with an
AET of 32,700 lbf (each, the “A321 NEO Propulsion System”).

2.3.5    Intentionally Left Blank
[***]
UNQUOTE
3.3    Clause 2.3.4 of the Agreement is renumbered to Clause 2.3.7.
3.4    Clause 2.3.8 is inserted into the Agreement as set forth in the following quoted text:
QUOTE

2.3.8
The A321 LR Airframe will be equipped with either a set of two (2) (i) CFM LEAP-1A33 engines with an AET of 32,900 lbf or (ii) PW1133G-JM engines with an AET of 32,700 lbf (each, the “A321 LR Propulsion System”).

UNQUOTE
3.5    [***]
Exhibit 10.6(j)

3.6
CFM has informed the Seller of its intention to change the original development engine designation of all LEAP-X1A Propulsion Systems to LEAP-1A, and IAE LLC has informed the
Seller of its intention to change the original development engine designation of all
PW1100G Propulsion Systems to PW1100G-JM.

The Buyer hereby agrees and accepts that any reference to respectively LEAP-X1A Propulsion
Systems or LEAP-1A Propulsion Systems shall be construed as references to the same engine types.
The Buyer hereby agrees and accepts that any reference to respectively PW1100G Propulsion
Systems or PW1100G-JM Propulsion Systems shall be construed as references to the same engine types.
The Buyer hereby acknowledges that any and all claims, concerns or issues it may have in respect of the foregoing shall be addressed directly to CFM or IAE LLC as applicable, and the Seller hereby declines any and all responsibility with respect to any modifications to Propulsion System designations.
4    AIRFRAME BASE PRICES

4.1	New Clauses 3.1.13 and 3.1.14 are added to the Agreement to read as follows in the quoted text:
QUOTE

3.1.13	The “Base Price of the A321 LR Airframe” is the sum of the following base prices:

(i)
the base price of the A321 LR Airframe as defined in the A321 NEO Standard
Specification including nacelles and thrust reversers, the transatlantic package with [***] ACTs, [***] MTOW as per Clause 2.1.1 (vii) and excluding
Buyer Furnished Equipment, which is:

USD $[***]
(US Dollars – [***]),
Exhibit 10.6(j)

(ii)	Intentionally left blank

(iii)	the sum of the base prices of any and all SCNs set forth in Appendix 5 to this Letter Agreement No.3, which is:
USD $[***]
(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP Propulsion System is selected, which is:
USD $[***]    (US Dollars – [***]).

3.1.14	The A321 LR Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
UNQUOTE

4.2	New Clauses 3.2.5, 3.2.6 and 3.2.7 are added to the Agreement to read as follows in the quoted text:
QUOTE

3.2.5	Intentionally Left Blank

3.2.6	(i) the base price of a set of two (2) CFM LEAP-1A24 engines (the “CFM LEAP 1A24 Propulsion System” is
USD $[***]
Exhibit 10.6(j)
(US Dollars – [***])
The Base Price of the CFM LEAP 1A24 Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable CFM
Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.
Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) CFM LEAP-1A32 engines (the “CFM LEAP 1A32 Propulsion System”) is
USD $[***]
(US Dollars – [***])
The Base Price of the CFM LEAP 1A32 Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable CFM
Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

(iii)	the base price of a set of two (2) CFM LEAP-1A33 engines (the “CFM LEAP 1A33 Propulsion System”) is
USD $[***]
(US Dollars – [***])
The Base Price of the CFM LEAP 1A33 Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable CFM
Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.
Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.7	(i) the base price of a set of two (2) PW1124G-JM engines (the “PW1124G- JM Propulsion System”) is
USD $[***]
(US Dollars – [***])
Exhibit 10.6(j)
The Base Price of the PW1124G-JM Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable IAE LLC
Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.
Notwithstanding the foregoing, the IAE LLC Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) PW1133G-JM engines (the “PW1133G-JM Propulsion System”) is
USD $[***]
(US Dollars – [***])
The Base Price of the PW1133G-JM Propulsion System has been established in accordance with the delivery conditions prevailing [***] and has been calculated from the applicable IAE LLC
Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.
Notwithstanding the foregoing, the IAE LLC Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.
UNQUOTE

4.3	[*** ]
5    OTHER COMMERCIAL TERMS

5.1	The Predelivery Payments for [***] Aircraft (excluding [***], is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.1 and 2 of Letter Agreement No. 2 to the Agreement.
Exhibit 10.6(j)

5.2
The Predelivery Payments for NEO Aircraft (excluding the Incremental A321 NEO Aircraft,
[***], Additional A321 NEO Aircraft, [***], A321 LR Aircraft [***]) is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.2 and 2 of Letter Agreement No. 2 to the
Agreement.

5.3	The Predelivery Payments for [***] [***] Incremental A321 Aircraft, is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.3 and 2 of Letter Agreement No. 2 to the Agreement.

5.4	The Predelivery Payments for Incremental A321 NEO Aircraft [***] is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.4 and 2 of Letter Agreement No. 2 to the Agreement.

5.5	The Predelivery Payments for Additional A321 Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.5 and 2 of Letter Agreement No. 2 to the Agreement.

5.6	The Predelivery Payments for Additional A321 NEO Aircraft [***] is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.6 and 2 of Letter Agreement No. 2 to the Agreement.

5.7	The Predelivery Payments for A321 LR Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.7 and 2 of Letter Agreement No. 2 to the Agreement.

5.8	[*** ]
5.9    [***]
Exhibit 10.6(j)

5.10	The purchase incentives applicable to the Additional A321 Aircraft are set forth in Paragraph 10 of Letter Agreement No. 1 to the Agreement.

5.11
The purchase incentives applicable to the A321 NEO Aircraft (excluding Additional A321
NEO Aircraft [***] and Incremental A321 NEO Aircraft are set forth in Paragraph 6 of Letter
Agreement No. 1 to the Agreement.

5.12	The purchase incentives applicable to the Additional A321 NEO Aircraft [***] are set forth in Paragraph 11 of Letter Agreement No. 1 to the Agreement.

5.13	The purchase incentives applicable to the [***] are set forth in Paragraph 12 of Letter Agreement No. 1 to the Agreement.

5.14	[*** ]

5.15	The [***] applicable to the A321 NEO Aircraft, the A321 LR Aircraft [***] is set forth in Paragraph 9 of Letter Agreement No. 1 to the Agreement.
6.    NEO AIRCRAFT AND [***]

6.1	Notwithstanding the Delivery Schedule set forth in Clause 9.1 of the Agreement, [***]

6.2	If the Seller exercises its right pursuant to Paragraph 6.1 above, [***]
Exhibit 10.6(j)

6.3	Between [***] and [***], the [***].

6.4	Predelivery Payments received for any NEO Aircraft [***] pursuant to Paragraphs 6.1 or 6.3 above, [***].
[***]

8	ASSIGNMENT
Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter
Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.
9    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
10    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
By: /s/ Christophe Mourey
Its: Senior Vice President Contracts
Accepted and Agreed
JETBLUE AIRWAYS CORPORATION
Exhibit 10.6(j)
By: /s/ Steve Priest
Its: Chief Financial Officer
Exhibit 10.6(j)
APPENDIX 1
INTENTIONALLY LEFT BLANK
Exhibit 10.6(j)
APPENDIX 2
INTENTIONALLY LEFT BLANK
Exhibit 10.6(j)
APPENDIX 3
[***]
Exhibit 10.6(j)
APPENDIX 4

JETBLUE A321NEO CUSTOMIZATION BUDGET PROPOSAL
Based on A321-200NX Standard Specification Issue 1.0 dated 22 April 2016
A321neo Aircraft

A321-200 NEO
ATA	TITLE	SCN Budget $[***] per aircraft	Estimated BFE Budget $[***] per aircraft	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Exhibit 10.6(j)

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL OF SCNS AND ESTIMATED BFE BUDGET – [***] PER AIRCRAFT(***)	[***]	[***]

Exhibit 10.6(j)

(*) : [***]
(**) Airbus Equivalent Thrust (AET) definition: Mach number 0.25 /ISA+15°C/ sea level thrust divided by 0.8 (representative of sea level aircraft performance).
(***): [***]

Exhibit 10.6(j)
APPENDIX 5

A321LR
Customisation SCN budget
JETBLUE AIRWAYS CORPORATION
Based on A321-200NX Standard Specification 1.0 dated 22nd April 2016
EPAC/TDU	Title	Estimated SCN budget Price (USD) per [***]	Comments

ATA 02 CERTIFICATION - EXTERNAL LIVERY
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Exhibit 10.6(j)

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Exhibit 10.6(j)

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Exhibit 10.6(j)

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Exhibit 10.6(j)

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit 10.6(j)

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL SCN budget(**) per [***]	$[***]

(*) Airbus Equivalent Thrust (AET) definition: Mach number 0.25 /ISA+15°C/ sea level thrust divided by 0.8 (representative of sea level aircraft performance).
[***]
Exhibit 10.6(j)
APPENDIX 6
[***]